Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of July 31, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $$2,793,591 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 26 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$839,916,392
Aggregate Outstanding Principal Balance – Treasury Bill	$109,341,845
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.02%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$730,556,215
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.98%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$18,332
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	27,484
Average Outstanding Principal Balance Per Borrower	$30,560
Number of Loans	47,715
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,253
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,775
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$18,332
Weighted Average Remaining Term to Scheduled Maturity	181 months
Weighted Average Annual Interest Rate	6.02%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	3,380	43,396,096	5.2%
3.51% to 4.00%	3,014	9,087,187	7.0
4.01% to 4.50%	9,011	12,375,241	13.4
4.51% to 5.00%	10,102	39,966,780	16.7
5.01% to 5.50%	2,187	5,335,494	4.2
5.51% to 6.00%	2,546	4,010,242	5.2
6.01% to 6.50%	3,729	7,454,345	8.0
6.51% to 7.00%	3,850	8,145,271	9.3
7.01% to 7.50%	1,537	4,658,398	4.1
7.51% to 8.00%	3,463	4,032,054	10.0
8.01% to 8.50%	3,665	5,354,169	11.4
Equal to or greater than 8.51%	1,230	46,077,962	5.5

Total	47,715	$839,916,392	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,602	$9,811,946	1.2%
$ 5,000.00-$ 9,999.99	4,163	31,943,344	3.8
$10,000.00-$14,999.99	3,601	44,400,193	5.3
$15,000.00-$19,999.99	2,394	41,702,363	5.0
$20,000.00-$24,999.99	2,031	45,698,551	5.4
$25,000.00-$29,999.99	1,760	48,125,612	5.7
$30,000.00-$34,999.99	1,386	44,963,544	5.4
$35,000.00-$39,999.99	1,049	39,339,305	4.7
$40,000.00-$44,999.99	877	37,154,631	4.4
$45,000.00-$49,999.99	768	36,415,993	4.3
$50,000.00-$54,999.99	625	32,791,085	3.9
$55,000.00-$59,999.99	533	30,600,801	3.6
$60,000.00-$64,999.99	501	31,340,957	3.7
$65,000.00-$69,999.99	396	26,747,927	3.2
$70,000.00-$74,999.99	321	23,243,756	2.8
$75,000.00-$79,999.99	257	19,912,593	2.4
$80,000.00-$84,999.99	229	18,875,452	2.2
$85,000.00-$89,999.99	201	17,585,630	2.1
$90,000.00-$94,999.99	165	15,275,026	1.8
$95,000.00-$99,999.99	177	17,229,208	2.1
$100,000.00 and above	1,448	226,758,475	27.0

Total	27,484	$839,916,392	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	45,282	$764,231,485	91.0%
31-60 days	778	22,442,728	2.7
61-90 days	436	12,418,836	1.5
91-120 days	292	8,932,807	1.1
121-150 days	238	7,536,898	0.9
151-180 days	184	7,290,934	0.9
181-210 days	126	4,513,821	0.5
Greater than 210 days	379	2,548,882	1.5

Total	47,715	$839,916,392	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	100	$49,766	*
4 to 12	614	536,225	0.1%
13 to 24	3,283	3,892,609	0.5
25 to 36	1,615	5,047,456	0.6
37 to 48	1,730	7,783,467	0.9
49 to 60	1,555	9,397,199	1.1
61 to 72	2,381	16,327,489	1.9
73 to 84	6,199	38,193,026	4.5
85 to 96	2,331	20,591,424	2.5
97 to 108	1,894	20,067,301	2.4
109 to 120	1,926	25,823,779	3.1
121 to 132	3,212	65,026,057	7.7
133 to 144	4,723	84,444,508	10.1
145 to 156	2,112	48,740,697	5.8
157 to 168	1,667	42,856,959	5.1
169 to 180	1,429	36,490,310	4.3
181 to 192	1,442	40,985,728	4.9
193 to 204	3,425	91,060,374	10.8
205 to 216	1,271	41,500,340	4.9
217 to 228	1,002	37,875,096	4.5
229 to 240	903	36,405,280	4.3
241 to 252	680	29,822,044	3.6
253 to 264	582	27,954,747	3.3
265 to 276	401	20,850,666	2.5
277 to 288	307	17,045,608	2.0
289 to 300	295	16,442,141	2.0
301 to 312	201	15,000,292	1.8
313 to 324	98	6,577,693	0.8
325 to 336	66	6,406,515	0.8
337 to 348	68	6,545,252	0.8
349 to 360	132	13,015,823	1.5
361 and above	71	7,160,523	0.9

Total	47,715	$839,916,392	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,892	$42,778,952	5.1%
Forbearance	2,514	71,763,673	8.5
Repayment
First year in repayment	607	32,010,111	3.8
Second year in repayment	577	25,560,508	3.0
Third year in repayment	700	31,466,621	3.7
More than 3 years in repayment	41,425	636,336,527	75.8

Total	47,715	$839,916,392	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 111.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	-	213.6
Forbearance	-	5.1	208.5
Repayment	-	-	175.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $42,778,952 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $25,440,578 or approximately 59.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	350	$6,351,648	0.8%
Alaska	81	1,753,115	0.2
Arizona	1,520	27,237,769	3.2
Arkansas	253	4,085,205	0.5
California	4,340	79,818,882	9.5
Colorado	788	12,707,741	1.5
Connecticut	744	10,186,225	1.2
Delaware	135	2,061,644	0.2
District of Columbia	206	4,732,107	0.6
Florida	3,798	91,632,227	10.9
Georgia	1,571	33,645,825	4.0
Hawaii	160	3,547,477	0.4
Idaho	152	2,835,059	0.3
Illinois	1,888	30,076,783	3.6
Indiana	3,046	50,118,795	6.0
Iowa	216	2,918,805	0.3
Kansas	821	11,295,717	1.3
Kentucky	581	8,969,095	1.1
Louisiana	1,709	28,425,109	3.4
Maine	209	4,673,153	0.6
Maryland	1,367	27,369,929	3.3
Massachusetts	1,802	25,890,050	3.1
Michigan	841	16,685,798	2.0
Minnesota	479	7,466,818	0.9
Mississippi	375	7,348,322	0.9
Missouri	871	14,938,919	1.8
Montana	64	1,138,177	0.1
Nebraska	73	1,004,693	0.1
Nevada	262	5,085,739	0.6
New Hampshire	396	5,608,329	0.7
New Jersey	1,248	21,226,230	2.5
New Mexico	169	3,189,940	0.4
New York	3,673	58,564,267	7.0
North Carolina	1,149	21,528,092	2.6
North Dakota	18	361,992	*
Ohio	269	4,956,811	0.6
Oklahoma	597	8,831,012	1.1
Oregon	565	8,979,891	1.1
Pennsylvania	1,766	27,844,523	3.3
Rhode Island	129	1,696,413	0.2
South Carolina	528	10,225,984	1.2
South Dakota	42	755,527	0.1
Tennessee	684	12,388,122	1.5
Texas	3,750	64,044,867	7.6
Utah	130	3,396,435	0.4
Vermont	79	1,372,237	0.2
Virginia	1,479	24,313,214	2.9
Washington	1,214	18,604,905	2.2
West Virginia	236	3,814,782	0.5
Wisconsin	463	6,078,601	0.7
Wyoming	33	597,884	0.1
Other	396	7,535,508	0.9

Total	47,715	$839,916,392	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	26,825	$378,331,663	45.0%
Other Repayment Options(1)	20,890	461,584,729	55.0

Total	47,715	$839,916,392	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 681 loans with an aggregate outstanding principal balance of $25,984,871 currently in an interest-only period.  These interest-only loans represent approximately 3.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	23,577	$358,322,924	42.7%
Unsubsidized	24,138	481,593,468	57.3

Total	47,715	$839,916,392	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	157	$4,967,407	0.6%
October 1, 1993 through June 30, 2006	47,558	834,948,985	99.4
July 1, 2006 and later	0	0	0.0

Total	47,715	$839,916,392	100.0%

2003-7

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,222	$15,341,347	1.8%
College Assist	10	602,367	0.1
Educational Credit Management Corporation	1,409	24,029,918	2.9
Great Lakes Higher Education Corporation	402	9,618,204	1.1
Illinois Student Assistance Commission	1,257	18,543,642	2.2
Kentucky Higher Education Assistance Authority	316	4,047,569	0.5
Louisiana Office Of Student Financial Assistance	337	4,456,291	0.5
Michigan Guaranty Agency	356	6,265,490	0.7
New Jersey Higher Education Student Assistance Authority	1,315	19,587,587	2.3
New York State Higher Education Services Corporation	4,326	62,109,703	7.4
Northwest Education Loan Association	2,507	35,137,592	4.2
Oklahoma Guaranteed Student Loan Program	513	6,993,697	0.8
Pennsylvania Higher Education Assistance Agency	2,614	36,887,153	4.4
Texas Guaranteed Student Loan Corporation	1,659	29,579,033	3.5
United Student Aid Funds, Inc.	29,472	566,716,801	67.5

Total	47,715	$839,916,392	100.0%

2003-7

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016

2003-7

provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%		%

2003-7

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7